UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2012

TELEFLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania 19468

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 948-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 14, 2012, Teleflex Incorporated (the “Company”) participated in the Barclays Capital 2012 Healthcare Conference. During the conference, the Company referenced a slide presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Barclays Capital 2012 Healthcare Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2012	TELEFLEX INCORPORATED

	By:	/s/ Laurence G. Miller
Name: Laurence G. Miller
Title: Executive Vice President, Chief
Administrative Officer, General
Counsel and Secretary